                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1628
                                     DATED: DECEMBER 29, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES

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


BASE RATE:                LIBOR


INDEX MATURITY:           Three Month


TRADE DATE:               December 29, 1997


SETTLEMENT DATE:          December 31, 1997


MATURITY DATE:            January 2, 2008


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   0.250%
                          (Plus twenty-five bps)


SPREAD MULTIPLIER:        N/A


COMMISSION:               0.4750%


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Quarterly


INTEREST PAYMENT DATES:   March 31, June 30, September 30, and December 31 of each year, commencing March 31, 1998 through and including September 30,
                          2007, and on the Maturity Date (long last coupon), subject to the modified following business day convention.


INITIAL INTEREST RATE:    6.15625%


FORM:                     Book-entry


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